UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2002


                                   ENZON, INC
             (Exact name of registrant as specified in its charter)


   DELAWARE                       0-12957                22-2372868
   (State or Other                (Commission            (IRS Employer
   Jurisdiction of                File Number)           Identification No.)
   Incorporation)


                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (908) 541-8600


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 2. Acquisition or Disposition of Assets.

      On November 22, 2002, Enzon, Inc., a Delaware corporation ("Enzon"), completed the acquisition of the North American rights to ABELCET(R)(Amphotericin B Lipid Complex Injection) from Elan Corporation, plc, a public limited company organized under the laws of Ireland, Elan Pharmaceuticals, Inc., a Delaware corporation, Elan Operations, Inc., a Delaware corporation, and Elan Canada, Inc., a Canadian corporation (Elan Pharmaceuticals, plc., Elan Pharmaceuticals, Inc., Elan Operations, Inc. and Elan Canada, Inc. are collectively referred to as "Elan"). ABELCET is an antifungal used in the hospital to treat patients with invasive fungal infections related to cancer, organ transplantation and other conditions. Enzon paid to Elan a cash payment from working capital of $360 million, representing the final purchase price, which was determined through arms-length negotiations.

      The purchase includes the operating assets associated with the development, manufacture, sales and marketing of ABELCET in North America, including a 56,000 square foot manufacturing facility in Indianapolis, Indiana. Enzon intends to continue to operate these assets for the development, manufacture, sales and marketing of ABELCET. Additionally, Enzon has hired certain Elan sales and plant personnel as part of the acquisition.


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      The two companies have also agreed that for a maximum period of one year and at the option of Enzon, Elan will continue to market ABELCET in Canada and Elan will pay Enzon a royalty. The two companies have also entered into long-term Manufacturing and Supply Agreements, whereby Enzon will continue to manufacture products for Elan, including ABELCET, and Elan will retain the rights to market ABELCET in any markets outside the United States, Canada, and Japan. As part of the sale, Elan has committed to transfer to Enzon its Japanese rights to Abelcet, to the extent they exist and are transferable to Enzon.

      The Asset Purchase Agreement by and among Enzon and Elan, which was previously filed as Exhibit 2.1 to Enzon's Current Report on Form 8-K filed with the Commission on October 2, 2002, is incorporated herein by reference. The information contained in Enzon's press release dated November 22, 2002 announcing the completion of the acquisition, which was previously filed as
Exhibit 99.1 to Enzon's Current Report on Form 8-K filed with the Commission on November 22, 2002, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial statements of business acquired.

      Certain historical financial statements in connection with this Item 7(a) will be filed by amendment to this initial Current Report on Form 8-K not later than 60 days after the date this initial Current Report on Form 8-K is required to be filed.

      (b)   Pro forma financial information.

      Certain pro forma financial information in connection with this Item 7(b) will be filed by amendment to this initial Current Report on Form 8-K not later than 60 days after the date this initial Current Report on Form 8-K is required to be filed.

      (c)   Exhibits.

      Exhibit Number                     Description
      --------------                     -----------

           2.1    -     Asset Purchase Agreement by and among Elan Corporation,
                        plc., Elan Pharmaceuticals, Inc. Elan Operations, Inc.,
                        Elan Canada, Inc. and Enzon, Inc. (1)(2)

           99.1    -    Press Release, dated as of November 22, 2002. (3)

----------
(1) Certain schedules to the Asset Purchase Agreement have been omitted. Enzon will furnish supplementary a copy of any omitted schedule to the Commission upon request.

(2) Previously filed as, and incorporated herein by reference from, Exhibit 2.1 to Enzon's Current Report on Form 8-K filed with the Commission on October 2, 2002.

(3) Previously filed as, and incorporated herein by reference from, Exhibit 99.1 to Enzon's Current Report on Form 8-K filed with the Commission on November 22, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENZON, INC.


Date:  December 9, 2002              By:  /s/ Kenneth J. Zuerblis
                                          --------------------------------
                                          Kenneth J. Zuerblis
                                          Vice President, Finance and
                                          Chief Financial Officer